UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2023

Kezar Life Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38542	47-3366145
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Shoreline Court, Suite 300
South San Francisco, California		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 822-5600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	KZR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2023, the Compensation Committee of the Board of Directors (the “Board”) of Kezar Life Sciences, Inc. (the “Company”) approved a stock option repricing where the exercise price of certain outstanding options to purchase shares of the Company’s common stock (the “Common Stock”) under the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) was reduced to $2.28 per share, the closing price of the Common Stock on the approval date (the “Option Repricing”). Options that were granted under the Company’s 2015 Equity Incentive Plan and 2022 Inducement Plan were not eligible for and were not included in the Option Repricing. The Option Repricing includes options granted pursuant to the 2018 Plan that are held by, among others, members of the Board (other than options granted in June 2023) and the Company’s named executive officers and principal financial officer. No other terms of the options were modified, and the options will continue to vest according to their original vesting schedules and will retain their original expiration dates. After evaluating several alternatives, the Board determined that the Option Repricing, which is permitted under the terms of the 2018 Plan, was in the best interests of the Company and its stockholders and provides the most effective means of retaining and incentivizing the Company’s key contributors while preserving cash resources and without incurring stock dilution from significant additional equity grants.

The following options held by the Company’s named executive officers and principal financial officer under the 2018 Plan were included in the Option Repricing:

Name and Position	Option Shares	Exercise Price Range of Original Options
John Fowler	2,655,000	$3.29 to $22.85
Chief Executive Officer
Noreen Roth Henig, M.D.	980,000	$4.56 to $14.55
Chief Medical Officer
Christopher Kirk, Ph.D.	832,500	$3.29 to $22.85
Strategic Advisor and Former President and Chief Scientific Officer
Marc Belsky	765,000	$3.29 to $22.85
Chief Financial Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kezar Life Sciences, Inc.

Date:	July 26, 2023	By:	/s/ Marc L. Belsky
Marc L. Belsky Chief Financial Officer and Secretary